UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                August 29, 1997      (August 28, 1997)
         ---------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                HECHINGER COMPANY
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-7214                   52-1001530
 -------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



                   1801 McCormick Drive, Largo, Maryland   20774
        -----------------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)



        Registrant's telephone number, including area code (301) 341-1000
       -------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.           Other Events.
--------          ----------------

         On August 28, 1997, Hechinger Company (the "Registrant"), a Delaware corporation, entered into the First Amendment, dated as of August 28, 1997, to the Agreement and Plan of Merger, dated as of July 17, 1997 (as amended by such amendment, the "Merger Agreement"), among the Registrant, Hechinger Acquisition, Inc., a Delaware corporation, and BSQ Acquisition, Inc., a Delaware corporation ("BSQ Acquisition"). Pursuant to the Merger Agreement, each share of the Registrant's Class A Common Stock and Class B Common Stock (collectively, the "Common Stock") issued and outstanding immediately prior to the effective time of the merger (the "Merger") will be converted into the right to receive $2.375 in cash, without interest. The closing of the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver of several conditions including, without limitation, approval of the Merger Agreement and the Merger by the requisite vote of the holders of the Common Stock and the closing of the transactions contemplated by the Purchase and Sale Agreement, dated as of July 17, 1997, among Kmart Corporation, Builders Square, Inc. and BSQ Acquisition.

         Registrant's  press release dated August 28, 1997 is filed  herewith as
Exhibit 20 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
--------          ----------------------------------

                  (c)      Exhibit.
                           --------

                           20. Press release of Registrant dated August 28, 1997 relating to the First Amendment to the Merger Agreement and the transactions contemplated thereby.





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




                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           HECHINGER COMPANY
                                           -----------------
                                             (Registrant)


                                           By   /s/ Mark R. Adams
                                                --------------------------
                                                Mark R. Adams, Esq.
                                                Senior Vice President, Treasurer
                                                   and Secretary



Date: August 29, 1997

                                  EXHIBIT INDEX



                                                              Sequentially
Exhibit No.       Description                                 Numbered Page
-----------       -----------                                 -------------

    20            Press  release of  Registrant  dated              5
                  August  28,  1997  relating  to the First
                  Amendment to the Merger Agreement and the transactions contemplated thereby.













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